BLACKROCK FUNDSSM

BlackRock Mid-Cap Growth Equity Portfolio

(the “Fund”)

Supplement dated June 1, 2021 to the Prospectuses of the Fund, each dated January 28, 2021, as supplemented to date

Effective immediately, BlackRock Advisors, LLC has agreed to add an additional breakpoint to its contractual management fee rate schedule for the Fund. Accordingly, effective immediately, the Fund’s Prospectuses for its Investor A Shares, Investor C Shares, Institutional Shares, Class R Shares, Service Shares and Class K Shares are amended as follows:

The section of the Prospectuses entitled “Management of the Funds — BlackRock — Mid-Cap Growth Equity Total Annual Management Fee” is deleted in its entirety and replaced with the following:

Effective June 1, 2021, with respect to Mid-Cap Growth Equity, the maximum annual management fee that can be paid to BlackRock (as a percentage of average daily net assets) is calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.70%
$1 billion – $3 billion	0.66%
$3 billion – $5 billion	0.63%
$5 billion – $10 billion	0.61%
$10 billion – $18 billion	0.60%
Greater than $18 billion	0.59%

Prior to June 1, 2021, with respect to Mid-Cap Growth Equity, the maximum annual management fee that could be paid to BlackRock (as a percentage of average daily net assets) was calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.70%
$1 billion – $3 billion	0.66%
$3 billion – $5 billion	0.63%
$5 billion – $10 billion	0.61%
Greater than $10 billion	0.60%

Shareholders should retain this Supplement for future reference.

PRO-MCGE-0621SUP